EXHIBIT 10.1

REGISTRATION RIGHTS AGREEMENT

Dated as of March 22, 2005

by and among

MR. THEODORE W. WAITT

and

GATEWAY, INC.

TABLE OF CONTENTS

ARTICLE I REGISTRATION RIGHTS		1
1.1	Shelf Registration	1
1.2	Underwritten Offerings	2
1.3	Registration Procedures	3
1.4	Indemnification	7
1.5	Rule 144	10
1.6	Transfer of Registrable Securities	10
1.7	Suspension of Sales	11

ARTICLE II MISCELLANEOUS		12
2.1	Notices	12
2.2	Entire Agreement; No Inconsistent Agreement	13
2.3	No Third-Party Beneficiaries	14
2.4	Assignment	14
2.5	Amendments and Waivers	14
2.6	Certain Definitions	14
2.7	Severability	16
2.8	Counterparts and Signature	16
2.9	Interpretation	16
2.10	Governing Law	17
2.11	Submission to Jurisdiction	17
2.12	Remedies	17
2.13	Waiver of Jury Trial	17

i

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT, dated as of March 22, 2005 (this “Agreement”), by and among Mr. Theodore W. Waitt (the “Stockholder”) and Gateway, Inc., a Delaware corporation (“Gateway”).

The Stockholder is the beneficial owner of certain Registrable Securities (as defined below) issued by Gateway. Gateway and the Stockholder deem it to be in their respective best interests to set forth the rights and certain obligations of the Stockholder in connection with public offerings and sales of the Registrable Securities.

NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations set forth in this Agreement, the parties intending to be legally bound, agree as follows:

ARTICLE I

REGISTRATION RIGHTS

1.1 Shelf Registration.

(a) Upon the receipt of a written request from the Stockholder at any time after September 30, 2005, Gateway shall prepare and file a “shelf” registration statement (the “Shelf Registration Statement”) with respect to all or any number specified in such request of the Registrable Securities on Form S-3 or other available form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act; provided, that Gateway shall not be obligated to file a Shelf Registration Statement in respect of a number of Registrable Securities that are less than 10% of the aggregate number of Registrable Securities beneficially owned by the Stockholder on the date hereof, subject to adjustment to reflect fully the effect of any stock splits, reverse splits, stock dividends (including any dividends or distributions of securities convertible into Gateway Common Stock) and recapitalizations. Subject to the provisions of Section 1.7 hereof, Gateway shall use commercially reasonable efforts to file the Shelf Registration Statement no later than 30 days following the receipt of such written request. Gateway shall use commercially reasonable efforts to have the Shelf Registration Statement declared effective promptly thereafter and shall use commercially reasonable efforts to keep the Shelf Registration Statement continuously effective, subject to the provisions of Section 1.7 hereof, during the time (the “Effectiveness Period”) from the date such Shelf Registration Statement is declared effective (the “Effective Time”) until the earlier of (i) such time as all Registrable Securities to be sold pursuant to the Shelf Registration Statement have been sold and (ii) the date on which all Registrable Securities may be sold without registration pursuant to Rule 144(k) of the Securities Act (the “Shelf Termination Date”). At the Effective Time, the Stockholder shall be named as a selling securityholder in the Shelf Registration Statement and related Prospectus in such a manner as to permit the Stockholder (and its designees) to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable law under ordinary circumstances, subject to compliance with blue sky laws.

(b) If the Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period, Gateway shall, subject to the provisions of Section 1.7 hereof, use commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and if necessary, promptly amend the Shelf Registration Statement in a manner reasonably expected by Gateway to obtain the withdrawal of such order suspending the effectiveness thereof or, as promptly as practicable thereafter, file an additional registration statement (the “Subsequent Registration Statement”) covering the resale by the Stockholder of all of the Registrable Securities remaining unsold pursuant to the Shelf Registration Statement on a delayed or continuous basis pursuant to Rule 415 under the Securities Act. If the Subsequent Registration Statement is filed, Gateway shall use commercially reasonable efforts, subject to the provisions of Section 1.7 hereof, to cause the Subsequent Registration Statement to become effective under the Securities Act and remain continuously effective during the Effectiveness Period.

(c) Gateway shall pay all Registration Expenses incurred in connection with each Shelf Registration Statement, any Subsequent Registration Statement and any supplements or amendments to them, whether or not they become effective, and whether all, none or some of the Registrable Securities are sold pursuant to any Registration Statement. Gateway shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 1.1(a), the request of which has been subsequently withdrawn by the Stockholder, unless the withdrawal is based upon material adverse information concerning Gateway, of which the Stockholder was not aware at the time of such request. It is understood and agreed that Gateway may also register for public offering and sale pursuant to the Shelf Registration Statement or any Subsequent Registration Statement, initially or by amendment, securities other than Registrable Securities, but in doing so shall not limit the Stockholder’s rights hereunder (including any limitation arising by application of applicable rules under the Securities Act with respect to Registrable Securities sold pursuant to such Shelf Registration Statement or Subsequent Registration Statement by any Person other than the Stockholder) or materially and adversely affect the Stockholder’s ability to sell its Registrable Securities.

(d) Gateway shall not be obligated to effect any such registration pursuant to this Section 1.1 after Gateway has effected two registrations pursuant to this Section 1.1, and such registrations have been declared or ordered effective, and have remained effective for the Effectiveness Period as set forth in Section 1.1(a).

1.2 Underwritten Offerings. Upon the request of the Stockholder, the Registrable Securities covered by any Shelf Registration Statement may be sold in an underwritten offering in which the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Stockholder; provided, however, that the lead investment banker selected by the Stockholder must be among the top five underwriters by transaction volume for underwritten equity offerings during the previous calendar year, as reported by Thompson Financial or a similar financial data reporting entity; provided, further, that if Gateway elects to include in such Shelf Registration Statement securities other than Registrable Securities in an amount constituting at least 50% of the total number of securities registered pursuant to such Shelf Registration Statement, then Gateway shall select the investment banker or investment bankers and manager or managers that will manage the offering. The Stockholder and Gateway shall enter into an underwriting agreement with such underwriters, and subject to Section 1.1(a), Gateway shall cause such underwriters to include in any such underwriting all of the Registrable Securities that the Stockholder then desires to sell. If the Stockholder disapproves of the terms of any such underwriting, the Stockholder may elect to withdraw therefrom by written notice to Gateway and the managing underwriter.

1.3 Registration Procedures.

(a) In connection with each Registration Statement, Gateway shall, as promptly as practicable, subject to the provisions of Section 1.7 hereof:

(i) supplement or amend, if necessary, the Registration Statement, as required by the registration form utilized by Gateway or by the instructions applicable to such registration form or by the Securities Act or as reasonably required by the Stockholder, and Gateway shall furnish to the Stockholder copies of any such supplement or amendment prior to its being used and/or filed with the Commission;

(ii) prepare and file with the Commission such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement effective as required under Section 1.1 and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement until the expiration of the Effectiveness Period;

(iii) furnish to each seller of Registrable Securities covered by the Registration Statement such number of conformed copies of the Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits) and such number of copies of the Prospectus contained in the Registration Statement (including each preliminary prospectus and any summary prospectus) and any other Prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request;

(iv) use commercially reasonable efforts (1) to register or qualify all Registrable Securities and other securities covered by the Registration Statement under such other securities or “blue sky” laws of such States of the United States of America where an exemption is not available and as the sellers of Registrable Securities covered by the Registration Statement shall request, (2) to keep such registration or qualification continuously in effect during the Effectiveness Period, (3) to prevent the issuance of, or, if issued, to obtain the withdrawal at the earliest practicable time of, any order or other determination suspending such registration or qualification during the Effectiveness Period and (4) to take any other action which may be reasonably necessary or advisable to enable such sellers to consummate the disposition in such jurisdictions of the securities to be sold by such sellers, except that Gateway shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause (iv) be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

(v) use commercially reasonable efforts to cause all Registrable Securities covered by the Registration Statement to be registered with or approved by such other Governmental Entities (as defined below) as may be necessary in the written opinion of counsel to Gateway and counsel to the seller or sellers of Registrable Securities to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities within the United States of America;

(vi) give notice to all holders of Registrable Securities (1) when the Registration Statement, any Prospectus or Prospectus supplement relating thereto or post-effective amendment to the Registration Statement has been filed with the Commission, (2) of any request, following the Effective Time, by the Commission or any other federal or state Governmental Entity for amendments or supplements to the Registration Statement or related Prospectus or for additional information, (3) of the issuance by the Commission or any other federal or state Governmental Entity of any stop order suspending the effectiveness of the Registration Statement or the initiation or threat in writing of any proceedings for that purpose, (4) of the receipt by Gateway of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threat in writing of any proceeding for such purpose, (5) of the occurrence of (but not the nature of or details concerning) any of the events described in Section 1.7(a) (provided, however, that no notice by Gateway shall be required pursuant to this clause (5) in the event that Gateway either promptly files (A) a Prospectus supplement or amendment to update the Prospectus or (B) a Form 8-K or other appropriate Exchange Act report that is incorporated by reference into the Registration Statement, which, in either case, contains the requisite information with respect to such event that results in the Registration Statement no longer containing any untrue statement of material fact or omitting to state a material fact necessary to make the statements contained therein not misleading) and (6) of the determination by Gateway that a post-effective amendment to a Registration Statement will be filed with the Commission;

(vii) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and, in the event of any underwritten public offering of Registrable Securities, if requested, make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of the Registration Statement (as such phrase is used in Securities Act Rule 158(c)), which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder, and promptly furnish to each such seller of Registrable Securities a copy of any amendment or supplement to the Registration Statement or prospectus;

(viii) use commercially reasonable efforts to timely file all reports required to be filed with the Commission under the Exchange Act;

(ix) cooperate with each holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities sold pursuant to a Registration Statement, and provide the transfer agent for such Registrable Securities with certificates for the Registrable Securities that are in a form that does not contain any restrictive legend and are eligible for deposit with The Depository Trust Company;

(x) use commercially reasonable efforts to list all Registrable Securities covered by the Registration Statement on the New York Stock Exchange or any other securities exchange on which the Gateway Common Stock is at the time listed or quoted;

(xi) in the event of any underwritten public offering of Registrable Securities, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering and enter into such other agreements and take such other actions in order to expedite or facilitate the disposition of such Registrable Securities, including, without limitation, customary selling efforts and delivery of customary opinions and negative assurance letters of outside counsel to Gateway, all as the underwriters reasonably request; provided, that notwithstanding any provision herein to the contrary, Gateway shall not be obligated to participate in more than two underwritten offerings; provided, further, that any underwritten public offering that has been withdrawn at the request of the Stockholder shall be counted against the limit of two such offerings, unless the withdrawal is based upon material adverse information of Gateway, of which the Stockholder was not aware at the time of requesting such offering;

(xii) in the event of any underwritten public offering of Registrable Securities, use best efforts to request that the independent public accountants who have issued an audit report on Gateway’s financial statements included in the Registration Statement furnish to each underwriter a signed counterpart of a “comfort” letter, dated the date of the pricing of the public offering, and another such letter, dated the date of the closing under the underwriting agreement, signed by such accountants and covering such matters as are customarily covered in accountant’s letters delivered to the underwriters in underwritten public offerings of securities and such other matters as may be reasonably requested by such seller or sellers, if any; provided, that notwithstanding any provision herein to the contrary, Gateway shall not be obligated to participate in more than two underwritten offerings; provided, further, that any underwritten public offering that has been withdrawn at the request of the Stockholder shall be counted against the limit of two such offerings, unless the withdrawal is based upon material adverse information of Gateway, of which the Stockholder was not aware at the time of requesting such offering; and

(xiii) use its commercially reasonable efforts to take all other steps necessary to effect the registration and disposition of such Registrable Securities as contemplated hereby.

For the avoidance of doubt, it is understood and agreed by the parties hereto that Gateway shall not be obligated to participate more than twice in any due diligence process of the type customarily conducted in connection with underwritten offerings, including, without limitation, (A) making available to any seller of Registrable Securities, any underwriter participating in any disposition of Registrable Securities and any attorney, accountant or other agent of such seller or underwriter, the financial and other records of Gateway, (B) making available for the purposes of answering questions by any of the foregoing, any director, officer, employee, consultant or other agent of Gateway, (C) entering into any underwriting or similar agreement to facilitate the disposition of Registrable Securities, (D) obtaining legal opinions and/or negative assurance letters or (E) use best efforts to obtain “comfort” letters, signed by independent accountants and delivered to underwriters in connection with underwritten offerings of securities.

(b) Gateway may (i) require each seller of Registrable Securities as to which any registration is being effected to furnish Gateway such information regarding such seller and the distribution of such securities as Gateway may from time to time reasonably request in writing and (ii) require each seller of Registrable Securities to agree to comply with the Securities Act and the Exchange Act and all applicable state securities laws and to comply with all applicable regulations in connection with the registration and distribution of the Registrable Securities.

(c) The Stockholder agrees that, upon receipt of any notice from Gateway of the happening of any event of the kind described in clauses (i) and (ii) of the first sentence of Section 1.7(b), the Stockholder shall forthwith discontinue any disposition of Registrable Securities pursuant to the Registration Statement until the Stockholder receives copies of the supplemented or amended Prospectus contemplated by Section 1.3(a)(i) or 1.3(a)(ii) and, if so directed by Gateway, will promptly deliver to Gateway (at Gateway’s expense) all copies, other than permanent file copies, then in the Stockholder’s possession of the Prospectus relating to such Registrable Securities current at the time of receipt of such notice.

1.4 Indemnification.

(a) Indemnification by Gateway. Gateway shall, and hereby does, indemnify and hold harmless, in the case of any Registration Statement, each seller of any Registrable Securities covered by such Registration Statement and each Person who controls such seller and their respective directors, officers, partners, stockholders, employees and affiliates or controlling persons against any losses, claims, damages or liabilities, joint or several, to which such seller or any such director, officer, partner, stockholder, employee, affiliate or controlling person may become subject under the Securities Act or otherwise, including the reasonable fees and expenses of legal counsel, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and Gateway will promptly reimburse each such seller and each such director, officer, partner, stockholder, employee, affiliate and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that Gateway shall not be liable (i) in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to Gateway by or on behalf of such seller, specifically for use in the preparation thereof and (ii) for any loss, claim, damage, liability, action or proceeding if (1) Gateway has notified the seller to suspend use of the Prospectus pursuant to Section 1.3(c), (2) the seller continues to use the relevant Prospectus notwithstanding such notice, and (3) such loss, claim, damage, liability, action, or proceeding arises from, is in connection with or relates to an untrue statement or alleged untrue statement of any material fact or omission to state a material fact that was cured in the supplemented or amended Prospectus contemplated by Section 1.3(a)(i) or 1.3(a)(ii). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such seller or any such director, officer, partner, stockholder, employee, affiliate or controlling person and shall survive the transfer of such securities by such seller.

(b) Indemnification by the Sellers. Each seller of any Registrable Securities and each other Person who controls such seller, within the meaning of the Securities Act shall, and hereby does, indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 1.4(a)) Gateway, and each director, officer, employee and stockholder of Gateway and each other Person who controls Gateway within the meaning of the Securities Act, with respect to any untrue statement or alleged untrue statement of a material fact contained in or any omission or alleged omission to state therein a material fact in any such Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, but only if and to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to Gateway by or on behalf of such seller specifically for use in the preparation of such Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, that (i) the liability of such indemnifying party under this Section 1.4(b) shall be limited to the amount of net proceeds received by such indemnifying party in the offering giving rise to such liability, and (ii) such indemnifying party shall not be liable under this Section 1.4(b) for any loss, claim, damage, liability, action or proceeding arising from, in connection with or relating to such an untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact if such party provided Gateway with information for inclusion in such Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement that would have cured such untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, and Gateway did not timely include such information in such Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of Gateway or any such director, officer, employee, stockholder or controlling person and shall survive the transfer of such securities by such seller.

(c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 1.4(a) or (b), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action or proceeding; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 1.4(a) or (b), as the case may be, except to the extent that the indemnifying party is actually materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable out of pocket costs (excluding professional fees) incurred in connection with complying with requests for production, depositions, interrogatories and the like; provided, however, that if the indemnified party reasonably believes it is advisable for it to be represented by separate counsel because it has been advised by counsel that there exists a conflict of interest between its interests and those of the indemnifying party with respect to such claim, or there exist defenses available to such indemnified party which may not be available to the indemnifying party, or if the indemnifying party shall fail to assume responsibility for such defense, the indemnified party may retain counsel satisfactory to it and the indemnifying party shall pay all fees and expenses of such counsel in accordance with Section 1.4(a) or (b) hereof, as applicable. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation or which requires action or provides an admission of liability by the indemnified party or relief other than the payment of money by the indemnifying party (without any recourse to, or contribution by, an indemnified party). No indemnified party shall consent to entry of judgment or enter into any settlement of such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably requested in connection with the defense of such claim and litigation resulting therefrom.

(d) Contribution. If the indemnification provided for in this Section 1.4 shall for any reason be held by a court of competent jurisdiction to be unavailable to an indemnified party under Section 1.4(a) or (b), as the case may be, in respect of any loss, claim, damage or liability, or any action or proceeding in respect thereof, then, in lieu of the amount paid or payable under Section 1.4(a) or (b), as the case may be, the indemnified party and the indemnifying party under Section 1.4(a) or (b), as the case may be, shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as is appropriate to reflect the relative fault of Gateway and the prospective sellers of Registrable Securities covered by the Registration Statement in connection with the statements or omissions which resulted in such loss, claim, damage or liability, or action or proceeding in respect thereof, as well as any other relevant equitable considerations (the relative fault of Gateway and such prospective sellers to be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Gateway or such prospective sellers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission) or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by Gateway and such prospective sellers from the offering of the securities covered by such registration statement. The parties hereto acknowledge that in no event shall the obligation of any indemnifying party to contribute under this Section 1.4 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under Sections 1.4(a) or (b) had been available under the circumstances. Gateway and each holder of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 1.4(d) were determined by pro rata allocation (even if such holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the first sentence of this Section 1.4(d). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. In no event shall any prospective seller be obligated to make a contribution pursuant to this Section 1.4(d) in excess of the amount of net proceeds received by such prospective seller in the offering giving rise to such obligation. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person’s consent, which consent shall not be unreasonably withheld, conditioned or delayed.

1.5 Rule 144. Gateway agrees to use its best efforts to timely file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (including but not limited to the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c) of Rule 144) and to take such further action as the holder or any broker facilitating such sale may reasonably request to enable holders of Registrable Securities to sell such securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rules or regulations hereafter adopted by the Commission. Upon the request of the Stockholder, Gateway will deliver to the Stockholder a written statement as to whether it has complied with such requirements.

1.6 Transfer of Registrable Securities.

(a) The Stockholder may transfer, pledge or otherwise dispose of Registrable Securities to any Permitted Transferee. Such Permitted Transferee shall be entitled to the benefits of this Agreement; provided, that (A) the Stockholder shall give Gateway written notice prior to the time of such transfer or pledge stating the name and address of the Permitted Transferee and identifying the Registrable Securities with respect to which the rights under this Agreement are to be transferred; (B) such Permitted Transferee shall agree in writing to be bound as a Stockholder by the provisions of this Agreement insofar as it pertains to the holding, owning and disposition of Registrable Securities; (C) immediately following such transfer or pledge, the further disposition of such Registrable Securities by such Permitted Transferee would be restricted under the Securities Act; and (D) if reasonably requested by Gateway, the Stockholder shall have furnished Gateway with an opinion of counsel, reasonably satisfactory to Gateway, that such disposition will not require registration of such shares under the Securities Act.

(b) Upon any transfer of Registrable Securities other than as set forth in this Section 1.6, such securities shall no longer constitute Registrable Securities for purposes of this Agreement.

(c) If Stockholder assigns its rights under this Agreement in connection with the transfer of less than all of its Registrable Securities, Stockholder shall retain its rights under this Agreement with respect to its remaining Registrable Securities. If Stockholder assigns its rights under this Agreement in connection with the transfer of all of its Registrable Securities, the Stockholder shall have no further obligations under this Agreement, except under Sections 1.4, 2.1, 2.12 and 2.13 hereof.

1.7 Suspension of Sales.

(a) Gateway shall promptly notify the Stockholder (A) upon discovery that, or upon the happening of any event as a result of which, the Registration Statement or the Prospectus included therein includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or any event specified in clause (b) below; (B) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or (C) of any request by the Commission for (I) amendments to the Registration Statement or any document incorporated or deemed to be incorporated by reference in the Registration Statement, (II) supplements to the Prospectus or (III) additional information. Immediately following any such event (x) upon the request of Gateway, the holders of Registrable Securities shall suspend the use of the Prospectus and shall not sell any Registrable Securities until such holder has received copies of the supplemented or amended Prospectus or until it is advised by Gateway that the Prospectus may be used, and (y) Gateway shall use commercially reasonable efforts to, as promptly as practicable or in the case of an event specified in clause (b) below, by the end of the Deferral Period (as defined below), prepare and file a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document that would be incorporated by reference into the Registration Statement and Prospectus so that the Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and thereafter deliver to the holders of the Registrable Securities a reasonable number of copies of the supplement or amendment of such Prospectus complying with the foregoing, and, in the case of a post-effective amendment to a Registration Statement, use commercially reasonable efforts to cause it to be declared effective as promptly as is reasonably practicable.

(b) Notwithstanding anything to the contrary contained herein, Gateway will not be required to file any Registration Statement pursuant to this Agreement, file any amendment thereto, furnish any supplement to a prospectus included in a Registration Statement pursuant to Section 1.3(a)(i) or 1.3(a)(ii) hereof, make any other filing with the Commission, cause any registration statement or other filing with the Commission to become effective, or take any similar action, and any and all sales of Registrable Securities by a holder thereof pursuant to an effective registration statement shall be suspended: (i) if such filing or similar action would, in the good-faith judgment of the independent directors of the board of directors of Gateway, materially interfere with business activities or plans of Gateway, or (ii) if such filing or similar action would, based on the good-faith judgment of counsel to Gateway, require the disclosure of material non-public information which in the good-faith judgment of the independent directors of the board of directors of Gateway, Gateway has a bona fide business purpose for preserving as confidential; provided that Gateway may not delay any such actions or suspend any such sales pursuant to clause (i) or (ii) of the first sentence of this

Section 1.7(b) for more than an aggregate of 120 consecutive days or for an aggregate of 120 days in twelve consecutive months. Upon the occurrence of any condition described in clauses (i) or (ii) of the first sentence of this Section 1.7(b), Gateway shall give prompt notice thereof to the Stockholder. Upon the termination of the condition described in clauses (i) or (ii) of the first sentence of this Section 1.7(b), Gateway shall give prompt notice to the Stockholder and shall promptly file any Registration Statement or amendment thereto required to be filed by it pursuant to this Agreement, furnish any prospectus supplement required to be furnished pursuant to Section 1.3(a)(i) or 1.3(a)(ii) hereof, make any other filing with the Commission required of it or terminate any suspension of sales it has put into effect and shall take such other actions to permit registered sales of Registrable Securities as contemplated by this Agreement. It is understood and agreed that the foregoing provisions of this Section 1.7(b) shall not prevent a sale pursuant to Rule 144 by a holder of Registrable Securities that is not an officer or director of Gateway, subject to applicable law regarding the sale of such Registrable Securities. As used in this Agreement, the term “Deferral Period” shall mean any period of time that sales of Registrable Securities are suspended pursuant to this Section 1.7(b). Any suspension pursuant to this Section 1.7(b) shall not be effective unless each director and executive officer subject to Section 16(b) of the Exchange Act is prohibited from making purchases and sales by reason of the existence of material non-public information in clause (ii) of the first sentence of this Section 1.7(b).

(c) Notwithstanding anything to the contrary in this Agreement, for so long as the Stockholder is an officer or director of Gateway, (i) the Stockholder shall effect all sales hereunder only in accordance with all of Gateway’s policies applicable to each director and executive officer subject to Section 16(b) of the Exchange Act and (ii) Gateway shall not be required to take any action to facilitate any sales by the Stockholder that would violate such policies.

ARTICLE II

MISCELLANEOUS

2.1 Notices. Unless otherwise provided herein, all notices, demands, requests, claims and other communications hereunder shall be in writing and may be given by any of the following methods: (a) personal delivery; (b) facsimile transmission; (c) registered or certified mail, postage prepaid, return receipt requested; or (d) internationally recognized overnight courier service. Such notices and communications shall be sent to the appropriate party at its address or facsimile number given below or at such other address or facsimile number for such as shall be specified by notice given hereunder (and shall be deemed given upon receipt by such party or upon actual delivery to the appropriate address, or, in case of a facsimile transmission, upon transmission thereof by the sender and confirmation by the recipient of the receipt thereof without error; in the case of notices sent by facsimile transmission, the sender shall contemporaneously mail a copy of the notice to the addressee at the address provided for above, provided however, that such mailing shall in no way alter the time at which the facsimile notice is deemed received):

(a) if to Gateway, to

Gateway, Inc.
7565 Irvine Center Drive
Irvine, CA 92618
Attn: Michael R. Tyler, General Counsel
Fax No.: (949) 471-7020

(b) if to the Stockholder, to:

c/o Avalon Capital Group, Inc.
P.O. Box 2409
La Jolla, CA 92037
Attn: Jonathan McCloskey
Fax No.: (858) 551-6872

with a copy, which shall not constitute notice, to:

Skadden, Arps, Slate, Meagher & Flom LLP
300 South Grand Avenue, Suite 3400
Los Angeles, California 90071
Attn: Brian J. McCarthy, Esq.
Fax No.: (213) 687-5600

Any party to this Agreement may give any notice or other communication hereunder using any other means (including personal delivery, messenger service, telecopy or ordinary mail), but no such notice or other communication shall be deemed to have been duly given unless and until it actually is received by the office of the party for whom it is intended. Any party to this Agreement may change the address to which notices and other communications hereunder are to be delivered by giving the other parties to this Agreement notice in the manner herein set forth.

2.2 Entire Agreement; No Inconsistent Agreement.

(a) This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior understandings, agreements or representations by or among the parties hereto, or any of them, written or oral, with respect to the subject matter hereof; provided, however, that the terms of that certain Registration Agreement, dated February 22, 1991 (the “1991 Agreement”), by and among Gateway, Inc., Theodore W. Waitt and Norman W. Waitt, Jr. as the sole trustee and sole beneficiary of the Norman W. Waitt, Jr. S Corp. Trust, as amended on October 19, 1993 (the “1993 Amendment”), remain in full force and effect; provided, further, that the Stockholder hereby waives any registration rights granted under Section 2 of the 1991 Agreement relating to any registration statement to be filed by Gateway in respect of Gateway’s 1.50% Senior Convertible Notes due 2009 and 2.00% Senior Convertible Notes due 2011. For the avoidance of doubt, the rights of the Stockholder set forth in this Agreement remain subject to the provisions of Section 3 of the 1991 Agreement, as amended by the 1993 Amendment.

2.3 No Third-Party Beneficiaries. Except as provided in Section 1.4, Section 1.6 and Section 2.12, this Agreement is not intended, and shall not be deemed, to confer any rights or remedies upon any Person other than the parties hereto and their respective successors and permitted assigns or to otherwise create any third-party beneficiary hereto.

2.4 Assignment. This Agreement shall be binding upon and inure to the benefit of and shall be enforceable by the parties hereto and, with respect to Gateway, its respective successors and assigns and, with respect to the Stockholder, any holder of any Registrable Securities.

2.5 Amendments and Waivers. This Agreement may be amended with the written consent of Gateway and the Stockholder, and Gateway may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if Gateway shall have obtained the written consent to such amendment, action or omission to act, of the Stockholder. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 2.5, whether or not such Registrable Securities shall have been marked to indicate such consent.

2.6 Certain Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

“beneficially own” means to possess beneficial ownership as determined under Rule 13d-3 under the Exchange Act without regard to Rule 13d-3(d)(1)(i).

“Business Day” means a day of the year other than a Saturday, Sunday or other day on which banks are required or authorized to close in New York City.

“Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Exchange Act shall include a reference to the comparable section, if any, of any such successor federal statute.

“Gateway Common Stock” means the common stock, par value $0.01 per share, of Gateway.

“Governmental Entities” means any government or any agency, district, bureau, board, commission, court, department, official, office, political subdivision, tribunal or other instrumentality of any government, whether federal, state, county, municipal, local or otherwise, whether domestic or foreign.

“Permitted Transferee” means one or more Related Parties of the Stockholder or any pledgee or financing or derivative securities counterparty of the Stockholder.

“Person” means any individual, corporation, limited liability company, partnership, trust, firm, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency, department or political subdivision thereof) or other entity of any kind.

“Prospectus” means the prospectus related to any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance on Rule 415 under the Securities Act), as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all materials incorporated by reference in such prospectus.

“Registrable Securities” means (i) the Shares and (ii) any Related Registrable Securities. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (c) they shall have been otherwise transferred, and new certificates for them not bearing a legend restricting further transfer shall have been delivered by Gateway and subsequent public distribution of them shall not, in the opinion of counsel to the holders (or in the opinion of counsel to Gateway, which opinion is reasonably satisfactory to the holders), require registration of them under the Securities Act, or (d) they shall have ceased to be outstanding.

“Registration Expenses” means all costs, fees and expenses incident to Gateway’s performance of or compliance with Section 1.1 (other than underwriting discounts and commissions), including all registration and filing fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, and the fees and disbursements of counsel for Gateway and of its independent public accountants.

“Registration Statement” means each Shelf Registration Statement and any Subsequent Registration Statement.

“Related Parties” means (i) any affiliate of Stockholder, (ii) the Stockholder’s spouse or lineal descendants, (iii) any trust, partnership or foundation established by Stockholder, and (iv) the Stockholder’s heirs, executors, administrators, testamentary trustees, legatees, and beneficiaries.

“Related Registrable Securities” means any securities of Gateway issued or issuable with respect to the Shares by way of a conversion, exchange, replacement, stock dividend or stock split or other distribution or in connection with a combination of shares, conversion, exchange, replacement, recapitalization, merger, consolidation or other reorganization or otherwise.

“Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. References to a particular section of the Securities Act, shall include a reference to the comparable section, if any, of any such successor federal statute.

“Shares” means all of the shares of Gateway Common Stock beneficially owned by the Stockholder as of the date hereof, as adjusted to reflect fully the effect of any stock splits, reverse splits, stock dividends (including any dividends or distributions of securities convertible into Gateway Common Stock) and recapitalizations.

2.7 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that shall achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

2.8 Counterparts and Signature. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Agreement may be executed and delivered by facsimile transmission.

2.9 Interpretation. When reference is made in this Agreement to an Article or Section, such reference shall be to an Article or Section of this Agreement, unless otherwise indicated. The headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

2.10 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of Delaware.

2.11 Submission to Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought exclusively in any federal or state court located in the State of Delaware, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in this Section 2.11 as to giving notice hereunder shall be deemed effective service of process on such party.

2.12 Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party shall be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy shall not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which the parties are entitled at law or in equity.

2.13 Waiver of Jury Trial. GATEWAY AND THE STOCKHOLDER HEREBY IRREVOCABLY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF GATEWAY AND THE STOCKHOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

GATEWAY, INC.

By:	/s/ Roderick M. Sherwood III
Roderick M. Sherwood III
Senior Vice President and Chief Financial Officer

/s/ Theodore W. Waitt
Mr. Theodore W. Waitt